SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         - - - - - - -


                           FORM 8-K

                        CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

        Date of report
 (Date of earliest event reported):         February 20, 2004


                      Symbol Technologies, Inc.
--------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


   Delaware                 1-9802             11-2308681
   --------                 ------             ----------
(State or other        (Commission File       (IRS Employer
Jurisdiction of            Number)         Identification No.)
Incorporation)


  One Symbol Plaza
  Holtsville, New York                                 11742
-------------------------------                     ----------
  (Address of principal                             (Zip Code)
    executive offices)


Registrant's telephone number, including
   area code:                                   (631) 738-2400


Former name or former address, if changed
    since last report:                          Not Applicable






ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On February 20, 2004, Symbol Technologies, Inc. (the "Registrant") issued a Press Release announcing: preliminary 2003 fourth quarter results; the scheduling of its quarterly teleconference and webcast for March 4, 2004 to discuss results for the fourth quarter and year ended December 31, 2003; and its intentions regarding the filing of its outstanding quarterly reports on Form 10-Q for the first three quarters of fiscal year 2003. A copy of the Press Release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are included herein:

Exhibit 99.1   Press Release dated February 20, 2004
               "Symbol Technologies Announces Preliminary
               Fourth Quarter 2003 Revenue, Schedules
               Quarterly Teleconference"

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Registrant is furnishing herewith its Press Release, dated February 20, 2004, disclosing preliminary revenue results for the fourth quarter ended December 31, 2003 and its intentions to file its quarterly reports on Form 10-Q for the first three quarters of 2003 during the week of February 23, 2004. The financial results reported in the Registrant's quarterly reports on Form 10-Q will not be materially different from the results initially reported for the nine-month period ended September 30, 2003 with the exception of an additional provision of $72 million pre-tax ($54 million after-tax or ($0.24) diluted EPS) recorded in 2003's first quarter in connection with the pending shareholder class action lawsuits and government investigations. The Registrant has also announced that it has scheduled its quarterly teleconference and webcast to discuss its financial results for the fourth quarter and year ended December 31, 2003 for Thursday, March 4, 2004 at 5 P.M. The teleconference and webcast will be available to the public through telephonic and webcast replay from Friday, March 5, 2004 through Wednesday, March 17, 2004.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


                         SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SYMBOL TECHNOLOGIES, INC.




Date: February 23, 2004      By:  /s/Mark T. Greenquist
                                  Name:  Mark T. Greenquist
                                  Title: Senior Vice President
                                         and Chief Financial
                                         Officer

































                          EXHIBIT INDEX

Exhibit        Description

Exhibit 99.1   Press Release dated February 20, 2004
               "Symbol Technologies Announces Preliminary
               Fourth Quarter 2003 Revenue, Schedules
               Quarterly Teleconference"










                         EXHIBIT 99.1

           SYMBOL TECHNOLOGIES ANNOUNCES PRELIMINARY
                FOURTH QUARTER 2003 REVENUE,
              SCHEDULES QUARTERLY TELECONFERENCE

     HOLTSVILLE, N.Y. - February 20, 2004 - Symbol
Technologies, Inc. (NYSE:SBL) today announced that it expects revenue for the quarter ended December 31, 2003, to be approximately $400 million, about 5 percent higher than the prior quarter and approximately 7 percent higher than a year ago.

     The Company has scheduled a conference call and Web cast for 5 p.m. Thursday, March 4, 2004, at which time it will discuss results for the fourth quarter and full year ended
December 31, 2003.

     Also, during the week of February 23, 2004, the Company intends to file with the Securities and Exchange Commission its Quarterly Reports on Form 10-Q for the first three quarters of 2003, at which time the Company will become current with its SEC filings. Overall, the financial results that will be reported will not be materially different from the results initially reported for the nine-month period ended September 30, 2003 with the exception of an additional provision of $72 million pre-tax ($54 million after-tax or ($0.24) diluted EPS) recorded in 2003's first quarter in connection with the pending shareholder class action lawsuits and government investigations.

     "We were pleased with our preliminary revenue performance in 2003's fourth quarter. Driving solid sequential growth while working to resolve difficult issues of the past is a testament to our employees, leadership team and channel partners. While challenging, 2003 was also an inspiring year for us, particularly given the progress we've made toward returning Symbol to financial health and the achievement of major milestones in the execution of our strategy to be the leader in enterprise mobility," William Nuti, chief executive officer and president, said.

     "Our sense is that the information technology spending environment is improving, and it is clear that our growth is also a factor of Symbol products and enterprise mobility solutions providing real benefit to customers in the form of increased productivity, improved competitive position, operational efficiencies and top-line growth. Symbol is uniquely positioned to lead in this new era of the IT revolution, the age of mobility," Nuti added.

Quarterly Teleconference Scheduled March 4, 2004

     Symbol has scheduled a conference call and Web cast for 5 p.m. Thursday, March 4, 2004, at which time it will discuss results for the fourth quarter and full year ended December 31, 2003. Those interested in participating in the conference call should dial 719-457-2657 at least 10 minutes prior to commencement of the call, which also will be available as an audio Web cast via the Symbol Web site, www.symbol.com/investors. A telephonic replay will be available beginning at noon ET March 5 through March 17, 2004, on a 24-hour non-stop basis. The dial-in number to access this replay is: 719-457-0820 - Access Code: 240345.

     In addition to the teleconference, the Company will host a simultaneous Web cast presentation via WebEx, an online PowerPoint document sharing Web site. Those interested in viewing the WebEx presentation should go to http://symbol.webex.com at least 10 minutes prior to the start of the teleconference. At the site, log in to the "Symbol Technologies- 2003 Financial Results" by clicking the "join" button; you are required to provide your name and e-mail address. Please be advised that WebEx permits you to enroll prior to the conference, but this is not mandatory for participation. This is an unrestricted Web site and a password is not required. A synchronized WebEx and audio replay will be available on the Company's investor homepage beginning at noon ET March 5 through March 17 on a 24-hour non-stop basis.

     A copy of the presentation will be posted in PDF format on the Company's investor homepage, www.symbol.com/investors.

About Symbol Technologies
           Symbol Technologies, Inc., The Enterprise Mobility Company, delivers solutions that capture, move and manage information in real time, from the point of activity to the point of decision. Symbol solutions integrate advanced data capture technology, ruggedized mobile computers, wireless infrastructure, enabling software and high-ROI applications from our business partners and Symbol Enterprise Mobility Services. Symbol enterprise mobility solutions increase business productivity and velocity, reduce costs and realize competitive advantage for the world's leading retailers, transportation and logistics companies and manufacturers as well as government agencies and providers of healthcare, hospitality and security. More information is available at www.symbol.com.

This news release may contain forward-looking statements based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include price and product competition, dependence on new product development, reliance on major customers, customer demand for our products and services, control of costs and expenses, international growth, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see the reports filed by Symbol with the Securities and Exchange Commission. Symbol disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                         # # # #

For financial information:        For media information:
Nancy Tully                       Patricia Hall
Symbol Technologies, Inc.         Symbol Technologies, Inc.
631-738-5050                      631-738-563